UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 1, 2002



                             HIGH STREET CORPORATION
                             -----------------------
             (Exact name of registrant as specified in its charter)



North Carolina                        0-33301                    56-2248395
--------------                 ----------------------       --------------------
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)


                            1310 Hendersonville Road
                         -------------------------------
                         Asheville, North Carolina 28803
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code   (828) 277-5001

Item 5. Other Events.

      On May 1, 2002, High Street Corporation (the "Company") announced that it has entered into a definitive Merger Agreement with Capital Bank Corporation ("Capital"), the holding company for Capital Bank, providing for the merger of the Company with and into Capital, with Capital being the surviving corporation. The announcement is contained in a joint press release from the Company and Capital which is attached hereto as Exhibit 99.1. Also attached as Exhibit 2.1 is the Merger Agreement between the Company and Capital.


Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits

Exhibit No.    Document Description
-----------    ---------------------

 2.1           Merger Agreement between the Company and Capital dated May 1,
               2002

99.1           Joint Press Release





                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HIGH STREET CORPORATION



                                   By:  /s/ J. Edgar McFarland
                                        -------------------------------------
                                        J. Edgar McFarland
                                        President and Chief Executive Officer
Dated: May 2, 2002

                                       UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549



                                          EXHIBITS

                                          FORM 8-K
                                       CURRENT REPORT

Date of Report
May 2, 2002


                                  HIGH STREET CORPORATION

                                       EXHIBIT INDEX




Exhibit No.    Document Description
-----------    ---------------------

 2.1           Merger Agreement between the Company and Capital dated May 1,
               2002

99.1           Joint Press Release